                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-43

                                INVESTMENT TRUST
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        9/30

Date of reporting period:       9/30/04

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Growth and Income Fund

Annual Report to Shareholders

September 30, 2004

Contents

<Click Here> Performance Summary

<Click Here> Information About Your Fund's Expenses

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Registered Public Accounting Firm

<Click Here> Tax Information

<Click Here> Trustee and Officers

<Click Here> Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary September 30, 2004

Classes A, B, C, R and Institutional

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R and Institutional Class shares are not subject to sales charges.

Returns for all periods shown for Class B and C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns prior to its inception on August 2, 1999 for Class A shares, prior to their inception on December 29, 2000 for Class B and C shares and prior to its inception on November 3, 2003 for Class R shares are derived from the historical performance of Class S shares of the Scudder Growth and Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 9/30/04
Scudder Growth and Income Fund	1-Year	3-Year	5-Year	10-Year
Class A	11.44%	2.23%	-2.69%	6.34%
Class B	10.50%	1.40%	-3.36%	5.56%
Class C	10.56%	1.40%	-3.35%	5.57%
Class R	11.28%	2.02%	-2.80%	6.16%
S&P 500 Index+	13.87%	4.05%	-1.31%	11.08%

Scudder Growth and Income Fund	1-Year	Life of Class*
Institutional Class	11.98%	7.50%
S&P 500 Index+	13.87%	11.83%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Growth and Income Fund - Class A [] S&P 500 Index+

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 9/30/04
Scudder Growth and Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,504	$10,070	$8,224	$17,436
	Average annual total return	5.04%	.23%	-3.83%	5.72%
Class B	Growth of $10,000	$10,750	$10,227	$8,353	$17,171
	Average annual total return	7.50%	.75%	-3.53%	5.56%
Class C	Growth of $10,000	$11,056	$10,427	$8,433	$17,198
	Average annual total return	10.56%	1.40%	-3.35%	5.57%
Class R	Growth of $10,000	$11,128	$10,617	$8,677	$18,181
	Average annual total return	11.28%	2.02%	-2.80%	6.16%
S&P 500 Index+	Growth of $10,000	$11,387	$11,263	$9,363	$28,612
	Average annual total return	13.87%	4.05%	-1.31%	11.08%

The growth of $10,000 is cumulative.

+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results as of 9/30/04
Scudder Growth and Income Fund		1-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,119,800	$1,165,300
	Average annual total return	11.98%	7.50%
S&P 500 Index+	Growth of $1,000,000	$1,138,700	$1,262,600
	Average annual total return	13.87%	11.83%

The growth of $1,000,000 is cumulative.

The minimum investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Institutional Class
Net Asset Value: 9/30/04	$ 20.05	$ 19.78	$ 19.78	$ 20.17	$ 20.18
11/03/03 (commencement of operations for Class R)	-	-	-	$ 19.22	-
9/30/03	$ 18.04	$ 17.90	$ 17.89	-	$ 18.15
Distribution Information: Twelve Months: Income Dividends as of 9/30/04	$ .05	$ -	$ -	$ .02	$ .14

Class A Lipper Rankings - Large-Cap Core Funds Category as of 9/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	396	of	953	42
3-Year	355	of	794	45
5-Year	341	of	607	57

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class AARP and Class S

Class AARP has been created especially for members of AARP.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Returns and rankings for all periods shown reflect a fee and/or expense waiver. Without this waiver/reimbursement returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares for the periods prior to its inception on August 14, 2000 are derived from the historical performance of Class S shares of the Scudder Growth and Income Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 9/30/04
Scudder Growth and Income Fund	1-Year	3-Year	5-Year	10-Year
Class S	11.86%	2.54%	-2.30%	6.70%
Class AARP	11.91%	2.57%	-2.28%	6.71%
S&P 500 Index+	13.87%	4.05%	-1.31%	11.08%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 9/30/04	$ 20.20	$ 20.17
9/30/03	$ 18.15	$ 18.13
Distribution Information: Twelve Months: Income Dividends as of 9/30/04	$ .11	$ .11

Class S Lipper Rankings - Large-Cap Core Funds Category as of 9/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	341	of	953	36
3-Year	315	of	794	40
5-Year	307	of	607	51
10-Year	192	of	217	89

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total rankings with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Growth and Income Fund - Class S [] S&P 500 Index+

Yearly periods ended September 30

Comparative Results as of 9/30/04
Scudder Growth and Income Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$11,186	$10,782	$8,903	$19,135
	Average annual total return	11.86%	2.54%	-2.30%	6.70%
Class AARP	Growth of $10,000	$11,191	$10,792	$8,909	$19,150
	Average annual total return	11.91%	2.57%	-2.28%	6.71%
S&P 500 Index+	Growth of $10,000	$11,387	$11,263	$9,363	$28,612
	Average annual total return	13.87%	4.05%	-1.31%	11.08%

The growth of $10,000 is cumulative.

+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B and C shares of the Fund limited these expenses; had it not done so, expenses would have been higher. The table is based on an investment of $1,000 made at the beginning of the six-month period ended September 30, 2004.

The table illustrates your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2004
Actual Fund Return	Class A	Class B	Class C	Class R	Class AARP	Class S	Institutional Class
Beginning Account Value 4/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/04	$ 991.10	$ 987.00	$ 987.00	$ 989.30	$ 993.60	$ 993.60	$ 993.50
Expenses Paid per $1,000*	$ 5.18	$ 9.74	$ 9.73	$ 7.24	$ 2.95**	$ 2.71**	$ 2.83
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class AARP	Class S	Institutional Class
Beginning Account Value 4/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/04	$ 1,019.86	$ 1,015.26	$ 1,015.27	$ 1,017.79	$ 1,022.10	$ 1,022.35	$ 1,022.23
Expenses Paid per $1,000*	$ 5.26	$ 9.88	$ 9.87	$ 7.35	$ 3.00**	$ 2.75**	$ 2.87

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios+	Class A	Class B	Class C	Class R	Class AARP**	Class S**	Institutional Class
Scudder Growth and Income Fund	1.04%	1.96%	1.95%	1.45%	0.62%	0.63%	0.57%

+ The expense ratio reflects a change to expenses within the most recent six-month period. Effective April 1, 2004, the Fund directly bears the costs of those expenses formerly covered under an Administrative Agreement. See Note C in Notes to Financial Statements.
** The expense ratio includes a one-time adjustment. Without the effect of this adjustment the annualized expense ratio would have been 0.65% and 0.71% for Class AARP and Class S, respectively. For a $10,000 investment, the expenses paid based on the actual fund return would have been $3.24 and $3.53 for Class AARP and Class S, respectively, and the expenses paid based on the hypothetical 5% fund return would have been $3.29 and $3.58 for Class AARP and Class S, respectively.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder Growth and Income Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Growth and Income Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Gregory S. Adams, CFA

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management and the fund in 1999.

• Over 17 years of investment industry experience.

• Previously managed Chase Vista Growth & Income Fund, Chase Vista Large Cap Equity Fund, Chase Vista Balanced Fund and other equity portfolios for Chase Asset Management.

Andrew Brudenell, CFA

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1997 and the fund in 2002.

• Portfolio Manager for US Large Cap Core Equity: New York.

• MS, London School of Economics.

In the following interview, Lead Portfolio Manager Gregory S. Adams addresses the economy, the management team's approach and the resulting performance of Scudder Growth and Income Fund for the 12-month period October 1, 2003 through September 30, 2004.

Q: How would you characterize the market environment during the period?

A: Economic and political concerns figured prominently in the minds of investors. The period began with reports of robust corporate earnings and a pickup in the economy that sent the stock market higher. Early optimism regarding economic recovery, however, faded in the face of decelerating growth, sluggish employment and rising energy costs. After having climbed briskly for several quarters, the stock market reversed at the onset of the new year.

Renewed terrorism fears, the ongoing conflict in Iraq and a tight presidential campaign further challenged investor sentiment and led to the first significant correction in the US stock market in March. The stock market continued to seesaw throughout the second and third quarters, as good news about corporate earnings was offset by geopolitical tensions and energy prices that approached historical highs. Throughout the period, investors moved frequently into and back out of stocks within many areas of the market. This inhibited the overall stock market from sustaining significant negative or positive returns for any length of time.

Q: How did the fund perform during the period?

A: Scudder Growth and Income Fund Class A shares (unadjusted for sales charges, which, if included, would have reduced results) posted a total return of 11.44% for the year ended September 30, 2004. This fund offers several share classes. Please see pages 3 through 7 for more complete performance information. The fund exceeded the 10.19% average total return of its peers in the Large-Cap Core Funds category, as tracked by Lipper Inc. for the same period.1 It trailed, however, the 13.87% total return of its benchmark, the Standard & Poor's 500 index (S&P 500 index), for the period.2

1 Large-Cap Core Funds are those that, by portfolio practice, invest at least 75% of their stock assets in companies with market capitalizations (on a 3-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Large-Cap Core funds have wide latitude in the companies in which they invest. These funds normally will have an average price-to-earnings ratio, price-to-book ratio and 3-year earnings growth figure that compares to the US diversified large-cap funds universe averages.
2 The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Although the fund performed reasonably well against its peers, our goal is, of course, to beat the benchmark S&P 500 index as well. Beating the benchmark has been especially difficult over the past 12 to 18 months, given the market's preference for smaller-capitalization stocks. More sensitive to incremental economic improvement, smaller-cap stocks are generally favored during a time of economic recovery. Scudder Growth and Income Fund, like its peers in the Large-Cap Core Funds category, focuses exclusively on large cap stocks. While strong stock selection among the smaller names shared by the fund and the S&P 500 index helped stem losses relative to the benchmark, the fund's lack of exposure to the smallest stocks held in the index cost the fund in the end.

Q: Which stocks or industry sectors contributed most to fund performance during the period?

A: The health care, telecommunications services and consumer staples industries were the strongest contributors to fund performance during the period.

• Strong stock selection within health care - the second-worst-performing sector of the benchmark - yielded robust returns among individual holdings. Guidant Corp., which manufactures and markets products and services that focus on coronary care, saw an increase in sales of its implantable defibrillator system and achieved positive results in a test of its new drug-coated arterial stents. Pharmaceutical services provider Caremark Rx Inc. also continued to generate robust earnings and enhance its business performance. New customer contracts and the March 2004 acquisition of rival AdvancePCS, a health improvement company, fueled revenue growth.

The fund's slightly underweight position (meaning that the portfolio held proportionately fewer assets relative to the benchmark index) in the health care sector protected the fund somewhat from the especially poor performance of pharmaceutical companies during the period. Importantly, the fund did not hold pharmaceutical manufacturer Merck & Co. Inc., which is a significant component of the benchmark index. In September 2004, the company pulled its popular anti-inflammatory drug Vioxx from pharmacy shelves. The stock plummeted on this news.

• Astute stock selection within the telecommunications services subsector resulted in the fairly strong performance of the portfolio's telecommunications holdings. The vast majority of gains were derived from AT&T Wireless Services, Inc. The portfolio's best performer overall for the period, AT&T Wireless advanced sharply after the February announcement of its takeover by Cingular Wireless LLC. Verizon Communications, Inc., a regional telephone service provider, also logged robust gains. The company benefited from the strength of its domestic wireless products and services division and, in our opinion, adept company management.

• Avon Products, Inc., a manufacturer and marketer of beauty products, led performance among consumer staples stocks. During the period, the world's largest seller of cosmetics saw sales increases in every geographic region, most dramatically in Europe. The company's earnings exceeded analyst estimates, and profit growth was robust.

Q: Which stocks or industry sectors detracted from performance?

A: Holdings in three industry sectors accounted for the majority of the fund's underperformance relative to the benchmark: consumer discretionary, financials and technology.

• Within the consumer discretionary sector, the fund held an overweight position (i.e., a proportionately greater share of assets relative to the benchmark) in media. We believed that, in light of the Olympic Games and the US presidential campaign, these stocks were poised to benefit from a recovery in advertising spending. We were both surprised and disappointed that ad sales did not pick up as expected. Media stocks across the board finished the period flat to down. The portfolio suffered a notable loss in Interpublic Group of Companies, Inc., which specializes in advertising, specialized marketing and communications services, and Viacom Inc., a company principally engaged in radio and television broadcasting as well as outdoor advertising.

• The fund's mix of financial stocks detracted when our initial hypotheses were not borne out. We were overweight capital markets (i.e., holding a greater position in investment banks and brokerages than the benchmark). This strategy had worked well in 2003. As we entered 2004, we believed that these stocks would continue to benefit from a recovering economy, reasonably robust financial markets and high levels of free cash (generally, the amount of money a company has left over after it has paid all its expenses) among US corporations. We believed that these high levels of free cash might lead to an increase in mergers and acquistions activity. Despite some pickup in 2004, though, such activity did not reach the levels we expected, and financial markets proved less robust. Morgan Stanley and Citigroup, Inc. were among those portfolio holdings that lagged financial stocks as well as the overall market.

The fund held a comparatively smaller stake than the benchmark in commercial banking stocks, which performed well. Most significantly, within this subsector the fund held a large stake in Bank of America Corp., which dipped sharply after it announced plans in October 2003 to acquire Fleet Boston at a substantial premium. Bank of America's move to acquire Fleet Boston was one of several prominent mergers and acquisitions during the period. Many of the smaller, regional banks that the fund did not own rallied on speculation that they too may be takeover targets.

• The fund's overweight position (more than individual stock selection) relative to the index in technology stocks - the worst performing industry sector of the S&P 500 Index for the period - also caused the fund to lag. Among underperforming stocks, Veritas Software Corp., an independent supplier of storage and infrastructure software products and services, was among those software providers to feel the effects of widespread reduced IT (information technology) spending on behalf of corporations. The company failed to meet analysts' earnings forecasts. As of the period's end, the company's price-to-earnings ratio (the most common measure of how expensive a stock is) suggested that the stock still offered good value, in our opinion. We believe that with proper execution, the company can rebound. Hewlett-Packard Co., a provider of IT infrastructure, personal computing and other technology solutions for consumers, businesses and institutions, also was set back. The situation was further complicated by management missteps with regard to the company's 2003 merger with Compaq Computer Corporation and intermediate competitive pressures. We sold the stock from the fund in August.

Q: Do you have any closing comments for shareholders?

A: We continue to maintain a large position in stocks within industries that we believe are more likely to benefit from economic strength. Yet, our optimism for the near future is a bit tempered. We believe that in the near term, returns are likely to be muted. Recent market volatility, the continued threat of terrorism, still elevated energy costs and the upcoming presidential election are reasons for spreading risk. To do so, we have lightened our weightings in higher-risk sectors, such as technology and industrial stocks, although we remain modestly overweight relative to the benchmark in these sectors.

Rapidly rising energy costs have wreaked havoc on the economy and the markets, putting a crimp in corporate and consumer spending. Because we believe that energy prices are likely to remain elevated at least through the winter heating season, we have maintained an overweight position in energy. Achieving stability of energy prices will be of utmost importance to economic growth.

Finally, at the time of this writing, the race for the White House is nearing the finish line. The winner could have important implications for specific sectors, particularly health care. We are, therefore, positioned conservatively with regard to health care, but we continue to monitor opportunities, especially within pharmaceutical stocks, many of which are nearing historically low levels.

As stocks do well, we aim to lock in profits for shareholders and to redeploy those assets into stocks that our research determines to be undervalued but promising.

We are confident in the fund's positioning and look forward to the challenges of generating strongly competitive results in the days ahead. As always, we thank our shareholders for their continued commitment to the fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary September 30, 2004

Asset Allocation (Excludes Securities Lending Collateral)	9/30/04	9/30/03

Common Stocks	98%	99%
Cash Equivalents	2%	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	9/30/04	9/30/03

Financials	19%	19%
Information Technology	18%	20%
Health Care	13%	14%
Industrials	13%	13%
Consumer Discretionary	11%	13%
Energy	8%	5%
Consumer Staples	7%	8%
Utilities	4%	2%
Telecommunication Services	4%	4%
Materials	3%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at September 30, 2004 (28.1% of Portfolio)
1. General Electric Co. Industrial conglomerate	4.0%
2. Microsoft Corp. Developer of computer software	3.8%
3. ExxonMobil Corp. Explorer and producer of oil and gas	3.7%
4. Citigroup, Inc. Provider of diversified financial services	3.3%
5. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	2.9%
6. Bank of America Corp. Provider of commercial banking services	2.2%
7. Morgan Stanley Provider of investment banking and brokerage services	2.2%
8. Johnson & Johnson Provider of health care products	2.1%
9. United Technologies Corp. Manufacturer of aerospace equipment, climate control systems and elevators	2.0%
10. Cisco Systems, Inc. Developer of computer network products	1.9%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2004

	Shares	Value ($)

Common Stocks 98.3%
Consumer Discretionary 10.4%
Media 5.0%
Comcast Corp. "A"*	1,868,300	52,162,936
Interpublic Group of Companies, Inc.* (d)	3,036,400	32,155,476
Time Warner, Inc.*	5,708,400	92,133,576
Viacom, Inc. "B"	2,010,400	67,469,024
		243,921,012
Multiline Retail 2.1%
Dollar General Corp.	1,627,200	32,788,080
Target Corp.	1,584,800	71,712,200
		104,500,280
Specialty Retail 3.3%
Sherwin-Williams Co.	919,300	40,412,428
Staples, Inc.	2,565,100	76,491,282
The Gap, Inc. (d)	2,492,900	46,617,230
		163,520,940
Consumer Staples 7.3%
Beverages 2.6%
Anheuser-Busch Companies, Inc.	566,400	28,291,680
Coca-Cola Co.	814,800	32,632,740
PepsiCo, Inc.	1,340,300	65,205,595
		126,130,015
Food & Drug Retailing 1.9%
Safeway, Inc.* (d)	1,379,800	26,643,938
Wal-Mart Stores, Inc.	1,269,300	67,526,760
		94,170,698
Food Products 1.1%
Dean Foods Co.*	583,350	17,512,167
Hershey Foods Corp. (d)	760,700	35,532,297
		53,044,464
Personal Products 1.7%
Avon Products, Inc.	1,854,400	81,000,192
Energy 8.1%
Energy Equipment & Services 1.0%
Baker Hughes, Inc.	1,078,900	47,169,508
Oil & Gas 7.1%
ChevronTexaco Corp.	1,255,550	67,347,702
Devon Energy Corp.	496,500	35,256,465
ExxonMobil Corp.	3,880,538	187,546,402
Total SA "B"* (d)	289,491	59,056,059
		349,206,628
Financials 19.1%
Banks 4.7%
Bank of America Corp.	2,564,400	111,115,452
US Bancorp.	1,366,000	39,477,400
Wachovia Corp.	1,729,400	81,195,330
		231,788,182
Capital Markets 3.6%
Lehman Brothers Holdings, Inc.	818,600	65,258,792
Morgan Stanley	2,222,700	109,579,110
		174,837,902
Diversified Financial Services 5.4%
Citigroup, Inc.	3,800,199	167,664,780
Fannie Mae	527,375	33,435,575
JPMorgan Chase & Co.	1,616,700	64,231,491
		265,331,846
Insurance 5.4%
AMBAC Financial Group, Inc.	546,200	43,668,690
American International Group, Inc.	1,320,150	89,756,998
Hartford Financial Services Group, Inc.	1,002,800	62,103,404
MetLife, Inc.	1,779,500	68,777,675
		264,306,767
Health Care 12.4%
Biotechnology 1.6%
Amgen, Inc.*	1,366,500	77,453,220
Health Care Equipment & Supplies 2.2%
Biomet, Inc.	1,334,800	62,575,424
Guidant Corp.	707,600	46,729,904
		109,305,328
Health Care Providers & Services 1.4%
Anthem, Inc.* (d)	323,500	28,225,375
Caremark Rx, Inc.*	1,294,300	41,508,201
		69,733,576
Pharmaceuticals 7.2%
Allergan, Inc.	577,500	41,897,625
Eli Lilly & Co.	547,600	32,883,380
Johnson & Johnson	1,862,700	104,925,891
Pfizer, Inc.	4,808,800	147,149,280
Wyeth	721,400	26,980,360
		353,836,536
Industrials 12.9%
Aerospace & Defense 3.6%
Honeywell International, Inc.	2,140,400	76,754,744
United Technologies Corp.	1,093,300	102,092,354
		178,847,098
Industrial Conglomerates 6.8%
3M Co.	777,100	62,144,687
General Electric Co.	6,007,700	201,738,566
Tyco International Ltd.	2,373,500	72,771,510
		336,654,763
Machinery 2.5%
Deere & Co.	794,400	51,278,520
Parker-Hannifin Corp.	1,234,500	72,662,670
		123,941,190
Information Technology 17.6%
Communications Equipment 2.9%
Cisco Systems, Inc.*	5,330,100	96,474,810
Motorola, Inc.	2,690,700	48,540,228
		145,015,038
Computers & Peripherals 4.1%
Dell, Inc.*	1,713,400	60,997,040
EMC Corp.*	5,245,700	60,535,378
International Business Machines Corp.	931,700	79,883,958
		201,416,376
Internet Software & Services 0.8%
Yahoo!, Inc.*	1,127,500	38,233,525
IT Consulting & Services 0.8%
Accenture Ltd. "A"*	1,441,300	38,987,165
Semiconductors & Semiconductor Equipment 2.2%
Altera Corp.*	1,490,600	29,171,042
Analog Devices, Inc.	812,400	31,504,872
Texas Instruments, Inc.	2,279,500	48,507,760
		109,183,674
Software 6.8%
Microsoft Corp.	6,964,100	192,557,365
Oracle Corp.*	5,880,600	66,333,168
Symantec Corp.*	849,500	46,620,560
VERITAS Software Corp.*	1,575,600	28,045,680
		333,556,773
Materials 3.5%
Chemicals 1.5%
E.I. du Pont de Nemours & Co.	700,800	29,994,240
Monsanto Co.*	1,241,400	45,211,788
		75,206,028
Metals & Mining 0.9%
Alcoa, Inc.	1,277,300	42,904,507
Paper & Forest Products 1.1%
Georgia-Pacific Corp.	1,479,400	53,184,430
Telecommunication Services 3.5%
Diversified Telecommunication Services 2.7%
ALLTEL Corp.	735,900	40,408,269
Sprint Corp.	1,218,500	24,528,405
Verizon Communications, Inc.	1,743,690	68,666,512
		133,603,186
Wireless Telecommunication Services 0.8%
AT&T Wireless Services, Inc.*	2,554,200	37,751,076
Utilities 3.5%
Electric Utilities
Entergy Corp.	696,500	42,214,865
Exelon Corp.	1,834,900	67,322,481
PG&E Corp.*	1,378,000	41,891,200
TXU Corp.	492,200	23,586,224
		175,014,770
Total Common Stocks (Cost $4,097,447,921)		4,832,756,693

Securities Lending Collateral 2.7%
Daily Assets Fund Institutional, 1.76% (c) (e) (Cost $133,263,975)	133,263,975	133,263,975

Cash Equivalent 2.0%
Scudder Cash Management QP Trust, 1.70% (b) (Cost $99,926,505)	99,926,505	99,926,505

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $4,330,638,401) (a)	103.0	5,065,947,173
Other Assets and Liabilities, Net	(3.0)	(148,431,921)
Net Assets	100.0	4,917,515,252

* Non-income producing security.
(a) The cost for federal income tax purposes was $4,394,954,092. At September 30, 2004, net unrealized appreciation for all securities based on tax cost was $670,993,081. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $896,921,259 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $225,928,178.
(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at September 30, 2004 amounted to $128,490,692, which is 2.6% of net assets.
(e) Represents collateral held in connection with securities lending.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2004
Assets
Investments: Investments in securities, at value (cost $4,097,447,921) - including $128,490,692 of securities loaned	$ 4,832,756,693
Investment in Scudder Cash Management QP Trust (cost $99,926,505)	99,926,505
Investment in Daily Assets Fund Institutional (cost $133,263,975)	133,263,975
Total investments in securities, at value (cost $4,330,638,401)	5,065,947,173
Foreign currency, at value (cost $1,518,129)	1,564,085
Receivable for investments sold	4,638,718
Dividends receivable	2,946,856
Interest receivable	89,901
Receivable for Fund shares sold	910,770
Other assets	23,147
Total assets	5,076,120,650
Liabilities
Payable for investments purchased	5,641,687
Payable upon return of securities loaned	133,263,975
Payable for Fund shares redeemed	14,650,691
Accrued management fee	1,855,563
Other accrued expenses and payables	3,193,482
Total liabilities	158,605,398
Net assets, at value	$ 4,917,515,252
Net Assets
Net assets consist of: Undistributed net investment income	9,117,204
Net unrealized appreciation (depreciation) on: Investments	735,308,772
Foreign currency related transactions	45,946
Accumulated net realized gain (loss)	(434,110,269)
Paid-in capital	4,607,153,599
Net assets, at value	$ 4,917,515,252

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($31,861,605 / 1,588,847 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 20.05
Maximum offering price per share (100 / 94.25 of $20.05)	$ 21.27
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($11,289,805 / 570,763 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 19.78
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($4,741,307 / 239,710 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 19.78
Class R Net Asset Value, offering and redemption price per share ($433,404 / 21,488 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 20.17
Class AARP Net Asset Value, offering and redemption price per share ($2,590,527,054 / 128,233,836 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 20.20
Class S Net Asset Value, offering and redemption price per share ($2,240,492,053 / 111,069,852 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 20.17
Institutional Class Net Asset Value, offering and redemption price per share ($38,170,024 / 1,891,177 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 20.18

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $380,672)	$ 74,139,114
Interest - Scudder Cash Management QP Trust	353,261
Securities lending income, including income from Daily Assets Fund Institutional	214,069
Total Income	74,706,444
Expenses: Management fee	23,179,594
Administrative fee	11,025,721
Services to shareholders	4,968,870
Custodian and accounting fees	443,655
Distribution service fees	249,113
Auditing	47,397
Legal	34,953
Trustees' fees and expenses	148,486
Reports to shareholders	228,567
Registration fees	19,323
Other	86,350
Total expenses, before expense reductions	40,432,029
Expense reductions	(2,771,167)
Total expenses, after expense reductions	37,660,862
Net investment income (loss)	37,045,582
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	263,043,480
Foreign currency related transactions	15,241
263,058,721
Net unrealized appreciation (depreciation) during period on: Investments	276,320,241
Foreign currency related transactions	46,032
276,366,273
Net gain (loss) on investment transactions	539,424,994
Net increase (decrease) in net assets resulting from operations	$ 576,470,576

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30,
	2004	2003
Operations: Net investment income (loss)	$ 37,045,582	$ 31,771,357
Net realized gain (loss) on investment transactions	263,058,721	(272,361,035)
Net unrealized appreciation (depreciation) on investment transactions during the period	276,366,273	1,109,994,400
Net increase (decrease) in net assets resulting from operations	576,470,576	869,404,722
Distributions to shareholders from: Net investment income: Class A	(83,395)	(93,971)
Class R	(448)	-
Class AARP	(14,649,197)	(16,842,077)
Class S	(12,909,203)	(15,798,058)
Institutional Class	(301,376)	(150,987)
Fund share transactions: Proceeds from shares sold	373,988,884	358,541,034
Reinvestment of distributions	25,246,926	29,709,517
Cost of shares redeemed	(910,863,403)	(931,620,070)
Net increase (decrease) in net assets from Fund share transactions	(511,627,593)	(543,369,519)
Increase (decrease) in net assets	36,899,364	293,150,110
Net assets at beginning of period	4,880,615,888	4,587,465,778
Net assets at end of period (including undistributed net investment income of $9,117,204 at September 30, 2004)	$ 4,917,515,252	$ 4,880,615,888

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended September 30,	2004	2003	2002	2001	2000[a]	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$ 18.04	$ 15.10	$ 18.99	$ 26.86	$ 26.65	$ 28.16
Income (loss) from investment operations: Net investment income (loss)[c]	.07	.06	.09	.11	(.03)	.09
Net realized and unrealized gain (loss) on investment transactions	1.99	2.96	(3.90)	(6.31)	.46	(.76)
Total from investment operations	2.06	3.02	(3.81)	(6.20)	.43	(.67)
Less distributions from: Net investment income	(.05)	(.08)	(.08)	(.11)	(.02)	(.22)
Net realized gains on investment transactions	-	-	-	(1.56)	(.20)	(.62)
Total distributions	(.05)	(.08)	(.08)	(1.67)	(.22)	(.84)
Net asset value, end of period	$ 20.05	$ 18.04	$ 15.10	$ 18.99	$ 26.86	$ 26.65
Total Return (%)[d]	11.44	20.01	(20.11)	(24.34)	1.62**	(2.31)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	32	27	18	23	8	6
Ratio of expenses (%)	1.12	1.17	1.00[e]	1.02	1.62f*	1.34*
Ratio of net investment income (loss) (%)	.33	.35	.45	.45	(.12)*	.98*
Portfolio turnover rate (%)	26	42	52	57	55*	70
[a] For the nine months ended September 30, 2000. On February 7, 2000, the Fund changed its fiscal year end from December 31 to September 30.
[b] For the period from August 2, 1999 (commencement of operations of Class A shares) to December 31, 1999.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund (Kemper US Growth and Income Fund). The ratio without the reduction was 1.01%.
[f] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization was 1.60%.
* Annualized
** Not annualized

Class B
Years Ended September 30,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 17.90	$ 15.03	$ 18.96	$ 24.04
Income (loss) from investment operations: Net investment income (loss)[b]	(.10)	(.07)	(.07)	(.06)
Net realized and unrealized gain (loss) on investment transactions	1.98	2.94	(3.86)	(5.00)
Total from investment operations	1.88	2.87	(3.93)	(5.06)
Less distributions from: Net investment income	-	-	-	(.02)
Net asset value, end of period	$ 19.78	$ 17.90	$ 15.03	$ 18.96
Total Return (%)[c]	10.50[d]	19.10	(20.73)	(21.03)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	12	10	13
Ratio of expenses before expense reductions (%)	1.99	1.94	1.81[e]	1.83*
Ratio of expenses after expense reductions (%)	1.97	1.94	1.81[e]	1.83*
Ratio of net investment income (loss) (%)	(.52)	(.42)	(.36)	(.39)*
Portfolio turnover rate (%)	26	42	52	57
[a] For the period from December 29, 2000 (commencement of operations of Class B shares) to September 30, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total returns would have been lower had certain expenses not been reduced.
[e] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund (Kemper US Growth and Income Fund). The ratio without the reduction was 1.83%.
* Annualized
** Not annualized

Class C
Years Ended September 30,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 17.89	$ 15.03	$ 18.97	$ 24.04
Income (loss) from investment operations: Net investment income (loss)[b]	(.10)	(.07)	(.07)	(.06)
Net realized and unrealized gain (loss) on investment transactions	1.99	2.93	(3.87)	(4.99)
Total from investment operations	1.89	2.86	(3.94)	(5.05)
Less distributions from: Net investment income	-	-	-	(.02)
Net asset value, end of period	$ 19.78	$ 17.89	$ 15.03	$ 18.97
Total Return (%)[c]	10.56[d]	19.03	(20.77)	(21.03)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	5	3	4
Ratio of expenses before expense reductions (%)	2.02	1.93	1.84[e]	1.80*
Ratio of expenses after expense reductions (%)	1.96	1.93	1.84[e]	1.80*
Ratio of net investment income (loss) (%)	(.51)	(.41)	(.39)	(.36)*
Portfolio turnover rate (%)	26	42	52	57
[a] For the period from December 29, 2000 (commencement of operations of Class C shares) to September 30, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total returns would have been lower had certain expenses not been reduced.
[e] The ratio of operating expenses includes a one-time increase in certain liabilities of an acquired fund (Kemper US Growth and Income Fund). The ratio without this increase was 1.81%.
* Annualized
** Not annualized

Class R
2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 19.22
Income (loss) from investment operations: Net investment income (loss)[b]	.03
Net realized and unrealized gain (loss) on investment transactions	.94
Total from investment operations	.97
Less distributions from: Net investment income	(.02)
Net asset value, end of period	$ 20.17
Total Return (%)	5.06**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.4
Ratio of expenses (%)	1.33*
Ratio of net investment income (loss) (%)	.17*
Portfolio turnover rate (%)	26
[a] For the period November 3, 2003 (commencement of operations of Class R shares) to September 30, 2004. [b] Based on average shares outstanding during the period. * Annualized ** Not annualized

Class AARP
Years Ended September 30,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 18.15	$ 15.18	$ 19.08	$ 27.01	$ 27.09
Income (loss) from investment operations: Net investment income (loss)[b]	.15	.13	.14	.17	.01
Net realized and unrealized gain (loss) on investment transactions	2.01	2.96	(3.91)	(6.36)	(.06)
Total from investment operations	2.16	3.09	(3.77)	(6.19)	(.05)
Less distributions from: Net investment income	(.11)	(.12)	(.13)	(.18)	(.03)
Net realized gains on investment transactions	-	-	-	(1.56)	-
Total distributions	(.11)	(.12)	(.13)	(1.74)	(.03)
Net asset value, end of period	$ 20.20	$ 18.15	$ 15.18	$ 19.08	$ 27.01
Total Return (%)	11.91[c]	20.40	(19.90)	(24.15)	(.18)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,591	2,518	2,338	3,416	5,353
Ratio of expenses before expense reductions (%)	.74	.80	.76	.76	.75*
Ratio of expenses after expense reductions (%)	.70	.80	.76	.76	.75*
Ratio of net investment income (loss) (%)	.75	.72	.69	.71	.04**
Portfolio turnover rate (%)	26	42	52	57	55*
[a] For the period from August 14, 2000 (commencement of operations of Class AARP shares) to September 30, 2000.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class S
Years Ended September 30,	2004	2003	2002	2001	2000[a]	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$ 18.13	$ 15.17	$ 19.08	$ 27.02	$ 26.69	$ 26.31
Income (loss) from investment operations:
Net investment income (loss)[c]	.14	.11	.14	.17	.13	.48
Net realized and unrealized gain (loss) on investment transactions	2.01	2.97	(3.92)	(6.36)	.51	1.11
Total from investment operations	2.15	3.08	(3.78)	(6.19)	.64	1.59
Less distributions from: Net investment income	(.11)	(.12)	(.13)	(.19)	(.11)	(.51)
Net realized gains on investment transactions	-	-	-	(1.56)	(.20)	(.70)
Total distributions	(.11)	(.12)	(.13)	(1.75)	(.31)	(1.21)
Net asset value, end of period	$ 20.17	$ 18.13	$ 15.17	$ 19.08	$ 27.02	$ 26.69
Total Return (%)	11.86[d]	20.35	(19.91)	(24.14)	2.32**	6.15
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,240	2,284	2,218	3,434	5,834	6,765
Ratio of expenses before expense reductions (%)	.83	.90	.76	.76	.86e*	.80
Ratio of expenses after expense reductions (%)	.75	.90	.76	.76	.86e*	.80
Ratio of net investment income (loss) (%)	.70	.62	.69	.71	.64*	1.76
Portfolio turnover rate (%)	26	42	52	57	55*	70
[a] For the nine months ended September 30, 2000. On February 7, 2000, the Fund changed its fiscal year end from December 31 to September 30.
[b] For the year ended December 31.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization was .84%.
* Annualized
** Not annualized

Institutional Class
Years Ended September 30,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 18.15	$ 15.17	$ 17.61
Income (loss) from investment operations: Net investment income (loss)[b]	.16	.13	.02
Net realized and unrealized gain (loss) on investment transactions	2.01	2.97	(2.42)
Total from investment operations	2.17	3.10	(2.40)
Less distributions from: Net investment income	(.14)	(.12)	(.04)
Net asset value, end of period	$ 20.18	$ 18.15	$ 15.17
Total Return (%)	11.98	20.50	(13.64)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	38	35.001
Ratio of expenses (%)	.65	.73	.73*
Ratio of net investment income (loss) (%)	.80	.79	.95*
Portfolio turnover rate (%)	26	42	52
[a] For the period from August 19, 2002 (commencement of operations of Institutional Class shares) to September 30, 2002.
[b] Based on average shares outstanding during the period.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Growth and Income Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. On November 3, 2003, the Fund commenced offering Class R shares which are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Shares of Class AARP are designed for members of AARP. Class AARP and Class S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Order issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2004, the Fund had a net tax basis capital loss carryforward of approximately $369,800,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2010 ($69,900,000) and September 30, 2011 ($299,900,000), the respective expiration dates, whichever occurs first, and which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 9,117,204
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (369,800,000)
Net unrealized appreciation (depreciation) on investments	$ 670,993,081

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2004	2003
Distributions from ordinary income*	$ 27,943,619	$ 32,885,093

* For tax purposes short-term capital gains distributions are considered ordinary income distributions

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended September 30, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $1,310,202,167 and $1,870,842,527, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.45% of the first $14,000,000,000 of the Fund's average daily net assets, 0.425% of the next $2,000,000,000 of such net assets, 0.400% of the next $2,000,000,000 of such net assets and 0.385% of such net assets in excess of $18,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended September 30, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.45% of the Fund's average daily net assets.

For the year ended September 30, 2004, the Advisor has agreed to reimburse the Fund $24,739 for expenses.

Administrative Fee. Under the Administrative Agreement, the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) such as transfer agent, custody, legal and audit, in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.50%, 0.52%, 0.51%, 0.36%, 0.49% and 0.275% of the average daily net assets for Class A, B, C, AARP, S and Institutional Class shares, respectively, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated March 31, 2004, and effective April 1, 2004, the Fund directly bears the cost of those expenses formerly covered under Administrative Agreement.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive a portion of its Administrative Fee (through March 31, 2004), or all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.95%, 0.97%, 0.96%, 0.81%, 0.94% and 0.73%, of average daily net assets for Class A, B, C, AARP, S and Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees, and organizational and offering expenses). For Class R shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses at 1.45%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and trustee and trustee counsel fees. This expense cap will remain in effect until September 30, 2005. In addition, the Advisor reimbursed expenses of $773,042 and $1,899,170 for Class AARP and S shares, respectively.

For the period from October 1, 2003 through March 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Not Imposed
Class A	$ 74,605	$ -
Class B	35,071	-
Class C	12,419	-
Class AARP	4,891,446	67,910
Class S	5,957,442	-
Institutional Class	54,738	-
	$ 11,025,721	$ 67,910

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service agent and dividend-paying agent for Class A, B, C, R and Institutional Class shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, shareholder service agent and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC and SSC, not by the Fund. For the period from April 1, 2004 through September 30, 2004, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Not Imposed	Unpaid at September 30, 2004
Class A	$ 50,508	$ -	$ 18,938
Class B	32,010	3,167	19,833
Class C	13,717	2,845	7,436
Class R	915	-	915
Class AARP	2,095,432	-	1,058,125
Class S	2,137,240	-	1,086,455
Institutional Class	14,656	-	5,605
	$ 4,344,478	$ 6,012	$ 2,197,307

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the period April 1, 2004 through September 30, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $340,831, all of which is unpaid at September 30, 2004.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares and 0.25% of average daily net assets for Class R shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended September 30, 2004 the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2004
Class B	$ 96,644	$ 3,903
Class C	36,025	2,129
Class R	652	177
	$ 133,321	$ 6,209

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2004 the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2004	Effective Rate
Class A	$ 71,538	$ 14,404.23%
Class B	31,594	4,197.25%
Class C	12,008	1,917.25%
Class R	652	241.25%
	$ 115,792	$ 20,759

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the year ended September 30, 2004 aggregated $16,268 and $90, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2004, the CDSC for Class B and C shares aggregated $39,849 and $268, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended September 30, 2004 pursuant to the Administrative Agreement, the Administrative Fee was reduced by $294 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2004		Year Ended September 30, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	729,404	$ 14,506,946	827,961	$ 13,982,862
Class B	178,714	3,518,919	218,513	3,646,819
Class C	92,027	1,816,719	117,884	1,954,611
Class R*	23,708	484,645	-	-
Class AARP	5,443,269	109,157,852	5,881,631	101,491,067
Class S	11,635,111	235,578,803	10,432,687	175,239,641
Institutional Class	438,910	8,925,000	3,754,038	62,226,034
		$ 373,988,884		$ 358,541,034
Shares issued to shareholders in reinvestment of distributions
Class A	3,973	$ 79,236	5,390	$ 90,609
Class R*	22	448	-	-
Class AARP	647,883	12,985,355	882,144	14,937,869
Class S	593,841	11,880,511	859,318	14,530,052
Institutional Class	15,019	301,376	8,672	150,987
		$ 25,246,926		$ 29,709,517
Shares redeemed
Class A	(620,021)	$ (12,340,433)	(548,924)	$ (9,150,219)
Class B	(300,168)	(5,930,065)	(208,929)	(3,392,951)
Class C	(105,165)	(2,080,744)	(73,604)	(1,216,908)
Class R*	(2,242)	(44,970)	-	-
Class AARP	(16,582,157)	(332,476,189)	(22,083,166)	(363,822,328)
Class S	(27,171,922)	(547,999,874)	(31,455,842)	(523,850,899)
Institutional Class	(489,410)	(9,991,128)	(1,836,109)	(30,186,765)
		$ (910,863,403)		$ (931,620,070)
Net increase (decrease)
Class A	113,356	$ 2,245,749	284,427	$ 4,923,252
Class B	(121,454)	(2,411,146)	9,584	253,868
Class C	(13,138)	(264,025)	44,280	737,703
Class R*	21,488	440,123	-	-
Class AARP	(10,491,005)	(210,332,982)	(15,319,391)	(247,393,392)
Class S	(14,942,970)	(300,540,560)	(20,163,837)	(334,081,206)
Institutional Class	(35,481)	(764,752)	1,926,601	32,190,256
		$ (511,627,593)		$ (543,369,519)

* For the period from November 3, 2003 (commencement of operations of Class R shares) to September 30, 2004.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of Investment Trust and Shareholders of Scudder Growth and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Growth and Income Fund (the "Fund") at September 30, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts PricewaterhouseCoopers LLP
November 24, 2004

Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund's year ended September 30, 2004 qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $74,200,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of September 30, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48
Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (1932) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48
Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (1943) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee
		48
Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Julian F. Sluyters[3] (1960) President and Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management
Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)
Paul H. Schubert[3] (1963) Chief Financial Officer, 2004-present	Managing Director, Deutsche Asset Management (2004-present); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)
Charles A. Rizzo (1957) Treasurer, 2002-present	Managing Director, Deutsche Asset Management (April 2004-present); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

Lisa Hertz[3] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management
Daniel O. Hirsch[4] (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management
Kevin M. Gay (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management
Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
3 Address: 345 Park Avenue, New York, New York
4 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

For shareholders of Classes A, B, C and Institutional

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SUWAX	SUWBX	SUWCX	SUWIX
CUSIP Number	460965-627	460965-619	460965-593	460965-551
Fund Number	464	664	764	550

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	SUWRX
CUSIP Number	460965-858
Fund Number	1509

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	ACDGX	SCDGX
Fund Number	164	064

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ITEM 2.         CODE OF ETHICS.

As of the end of the period,  September 30, 2004, Investment Trust has adopted a code of  ethics,  as  defined  in  Item 2 of Form  N-CSR,  that  applies  to its
Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                          SCUDDER GROWTH & INCOME FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
    Fiscal Year        Audit        Audit-Related      Tax Fees       All  Other
       Ended        Fees Billed     Fees Billed       Billed to      Fees Billed
   September 30,     to Fund          to Fund           Fund           to Fund
--------------------------------------------------------------------------------
2004                  $87,500          $185          $6,900               $0
--------------------------------------------------------------------------------
2003                  $79,000         $1,205         $7,000               $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                    Audit-Related            Tax Fees            All Other
   Fiscal           Fees Billed to           Billed to          Fees Billed
    Year             Adviser and            Adviser and        to Adviser and
   Ended          Affiliated Fund        Affiliated Fund      Affiliated Fund
 September 30,     Service Providers      Service Providers    Service Providers
--------------------------------------------------------------------------------
2004                  $613,907                 $0                    $0
--------------------------------------------------------------------------------
2003                  $502,457               $50,000                 $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                    Total
                                  Non-Audit
                                Fees billed to
                                 Adviser and
                               Affiliated Fund         Total
                              Service Providers      Non-Audit
                                (engagements        Fees billed
                                   related          to Adviser
                    Total      directly to the     and Affiliated
                  Non-Audit     operations and      Fund Service
                   Billed         financial          Providers
                    Fees         reporting          (all other        Total of
   Fiscal         to Fund       of the Fund)       engagements)       (A), (B
 Year Ended
 September 30,       (A)               (B)                (C)         and (C)
--------------------------------------------------------------------------------
2004              $6,900             $0           $1,356,816         $1,363,716
--------------------------------------------------------------------------------
2003              $7,000          $50,000         $5,674,073         $5,731,073
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Growth & Income Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               December 6, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Growth & Income Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               December 6, 2004
                                    ---------------------------

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               December 6, 2004
                                    ---------------------------